SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2002

                         COMMISSION FILE NUMBER: 0-22341


                           MICRON ENVIRO SYSTEMS, INC.
                           ---------------------------
        (Exact name of small business issuer as specified in its charter)

Nevada                                                                98-0202944
------                                                                ----------
(State or other           (Primary Standard Industrial          (I.R.S. Employer
jurisdiction of            Classification Code Number)       Identification No.)
incorporation or
organization)

1500 West Georgia, Suite 980, Vancouver, British Columbia, Canada        V6G 2Z6
-----------------------------------------------------------------        -------
(Address of principal executive offices)                              (Zip Code)

                                 (604) 719-3705
                                 --------------
                (Issuer's Telephone Number, including Area Code)








                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

     On February 28, 2002, at 11:31 a.m. western time, Micron Enviro Systems, Inc., received a report from the operator regarding the Coalinga Nose Well ("Well"). The operator, after working on the perforation of the three zones of the Brown Mountain Sand formation recently, has concluded that the Well does not appear to be economic in that formation. We are currently negotiating with the company that owns the zone located above the original lease regarding the Well, so that we can perforate that zone. The results of our negotiations should be known soon.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MICRON ENVIRO SYSTEMS, INC.


Date: March 4, 2002                       By:     /s/ Bernard McDougall
                                                  ---------------------------
                                                  Bernard McDougall
                                                  President and Director


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